UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2003

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26399 (Commission File Number)	62-1482176 (IRS Employer Identification Number)

4105 Royal Drive NW, Suite 100, Kennesaw, Georgia 30144

(Address of principal executive offices)                                       (Zip Code)

Registrant’s telephone number, including area code: 770-423-2200

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press release issued by eOn Communications Corporation dated August 27, 2003

Item 12.	Results of Operations and Financial Condition

On August 27, 2003, eOn Communications Corporation issued a press release reporting financial results for the fourth quarter and fiscal year ended July 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2003

EON COMMUNICATIONS CORPORATION

By:	/s/ LANNY LAMBERT
Lanny Lambert Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release issued by eOn Communications Corporation dated August 27, 2003